EXHIBIT  99.4
Tesoro West Coast Acquisitions January 29, 2007

Transaction Highlights Acquisition of Shell's 100,000 bpd Los Angeles refinery, Wilmington products terminal and approximately 250 Southern California retail sites Purchase price: $1,630 million (additional inventories approx. $180 to $200 million) System optimization synergies of $100 million in first 12 months Additional $125 - $150 million annual EBITDA from future growth opportunities. Acquisition of 140 retail sites from USA Petroleum Purchase price: $277 million (additional inventories approx. $10-15 million) Sites fit our Golden Eagle and Wilmington production - primarily Northern and Southern California Transactions fit Tesoro Fit into established Pacific Rim asset system Leverage our proven ability to optimize assets Achieve objective of increasing our exposure to heavy sour crudes Growth at a Good Price $550 million of first year EBITDA1 Immediately accretive to both EPS and cash flow Prices compare favorably to recent transactions and Tesoro's valuation 1) Internal estimate based on 2004-2006 average crack spread environment

Los Angeles Refinery 100,000 bpd high conversion, heavy crude oil refinery located in Wilmington, 10 miles south of Los Angeles Increases Tesoro's total refining capacity by 18% Increases Tesoro's average complexity from 8.5 to 9.7 Receives crude via pipeline from California's San Joaquin Valley and Los Angeles Basin as well as imported crudes via Port of Long Beach 42,000 bpd Wilmington Product Terminal Dedicated tankage at Carson terminal 16.4 Nelson Complexity Crude average API gravity of 21.9 Sulfur content of 2.7% (2nd most sour in California1) Projected first 12 months EBITDA: $365 million2 plus $100 million of synergies Baker O'Brien PRISM, November 2006 Internal estimate based on 2004-2006 average crack spread environment

Los Angeles Refinery Details Major Units* *Source: 2006 Oil & Gas Journal Historical Charge of 95 mbpd Historical Yield

Crude Supply California Crudes Shell will supply California crude for six to nine months Longer-term, will integrate into a broader California crude program Foreign Crudes Existing foreign crude supplied from South America. Tesoro will integrate with the supply of heavy, sour crudes for Golden Eagle which opens up new sources of economic supply to both refineries Combined heavy, sour crude dispositions on the West Coast allows for larger shipments of Far East, Middle East and West African grades The Los Angeles refinery will be integrated into our present supply patterns and open new optimization opportunities for the refinery and our other Pacific Rim assets

Product Supply Gasoline Current CARB gasoline production volume from the Los Angeles refinery is approximately the same offtake as the acquired Shell retail sites Additional volumes from expansion of CARB production will be sold through the USA Petroleum sites and other independent marketers Ability to produce blendstocks and California-grade products from the company's other Pacific Rim and Salt Lake facilities is enhanced with Southern California retail presence Diesel/Jet Tesoro's diesel and jet customers in S. California currently supplied by purchased or exchanged product will be directly supplied by Wilmington production

Capital & Turnaround Plans Capital Tesoro plans major investments at Los Angeles refinery over the next five years to meet compliance standards and improve operational reliability Regulatory spending of $375 - $400 million is focused on NOx compliance, wastewater treatment and flare gas recovery Maintenance spending is approximately $80 million per year Improvement spending of $325 - $350 million reflects upgrading the plant to full capabilities enabling crude flexibility and increasing throughput and yields Turnaround Plans Most major units will complete turnaround during spring 2007 (prior to closing) at Shell's cost Next major planned maintenance is scheduled for 2009

Significant System Optimization Opportunities Anticipate $100 million of annual recurring synergies Full realization in 12 months - minimal capital required Crude Optimization - The LA refinery takes many of the same heavy, sour crudes as Golden Eagle, allows for larger and more ratable volumes Cat Feed Balance - The LA refinery is a net consumer of cat feed whereas Tesoro is presently long in the existing system Gasoline Component Upgrades - provides additional opportunities to upgrade naphtha and alkylate from the company's other refineries into CARB gasoline Ability to shift production of Arizona- grade gasoline into CARB

Significant Improvement Opportunities Anticipate $125 to $150 million of annual benefit from investments focused on increasing reliability, throughput and supply of clean fuels by an estimated 21 mbpd - fully realized by 2011 Reliability Upgrades Replace existing boilers 98% lower NOx emissions, better fuel efficiency Replace existing cogeneration facility 50% reduction in NOx emissions Improve plant electrical infrastructure Conversion Efficiency Install new coker heater to increase coker throughput Realign hydroprocessing units to increase distillate yields Crude Flexibility Upgrade waterborne crude oil receiving system and crude tankage allowing additional waterborne shipments Wilmington Production Plans Excludes planned turnaround performed prior to closing mbpd Total 121 Total 95

Shell Retail Assets 2501 Shell branded retail sites Located throughout Southern California Very high volume sites at approximately 225,000 gallons per month - total volume approximates Los Angeles refinery's current production of California-grade gasoline San Diego Los Angeles Long-term development agreement allows for use of the Shell brand Projected first year EBITDA: $55 million2 Comparable site values range from $400,000 (leased real estate) to $3.0 million (fee-owned) 1) Approximate 2) Internal estimate

USA Petroleum 140 Operating Retail Sites 132 retail sites in California 73 in Northern California 59 in Southern California Remaining sites in Washington and New Mexico High volume sites - approximately 185,000 gallons per month per site San Diego Los Angeles San Francisco Projected first year EBITDA: $30 million1 Includes USA brand which will be retained Sites are company operated - most sites include real estate, remainder are leased Comparable site values range from $400,000 (leased real estate) to $3.0 million (fee-owned) 1) Internal estimate

Transaction Metrics Enterprise Value as a Multiple of 2007 EBITDA (1) Total purchase price, including inventories, divided by Tesoro's internal estimate of first 12 months EBITDA estimates based on a 2004 -2006 average margin environment, including synergies (2) Reflects present Enterprise Value (Market Cap + Debt - Cash) divided by Tesoro's internal estimate of 2007 EBITDA using 2004-2006 average margin environment including all announced capital project benefits (3) Reflects reported transaction value (Source: John S. Herold Reports) divided by the product of Nelson Complexity Index multiplied by Crude Capacity (Oil & Gas Journal) Recent Refinery Transactions ($/Complexity Barrels) /3 /3

Financing Assumptions Acquisition assumptions Shell Assets: $1,630 million additional inventory of approximately $180 -$200 million at closing USA Petroleum Assets: $277 million additional inventory of approximately $10-$15 million at closing Assumed financing structure At least $700 million cash -- $986 million at 2006 year-end Remainder in borrowings Provides maximum financial flexibility for quick de-levering based on significant free cash flow outlook Pro-forma outlook Enhances credit profile - expect to maintain or upgrade our credit ratings Debt:Total Capitalization at close less than 50% Near-term free cash flow allows quick de-levering of balance sheet

Pro-Forma 2007 Earnings

Pro-Forma 2007 Cash Flow

Summary Continues Tesoro's track record of building shareholder value Past successes of expanding production and maximizing output of acquired assets Immediately accretive to earnings and cash flow Growth at a good price - enhances Tesoro value proposition Expect at least $100 million of annual recurring synergies in the first 12 months Diversifies earnings and cash with additional exposure to heavy, sour crude oil Expands opportunity to build synergies from Pacific Rim market optimization expertise Opens crude sourcing opportunities Additional channels for maximizing clean fuels production Maximize use of unique shipping and logistics capabilities Opportunities to expand clean fuels production and throughput at Wilmington provides future earnings growth

Kenai, Alaska 72 mbpd 4.9 complexity Key product: Jet Anacortes, Washington 115 mbpd 8.2 complexity Key product: Gasoline Mandan, North Dakota 58 mbpd 7.8 complexity Key products: Gasoline & Diesel Salt Lake City, Utah 58 mbpd 6.3 complexity Key products: Gasoline & Diesel Kapolei, Hawaii 94 mbpd 4.5 complexity Key product: Jet Pro-Forma Tesoro System Corporate Office Denver Office London Office Singapore Office Auburn Office Long Beach Office Martinez, California 166 mbpd 13.5 complexity Key products: CARB Gasoline & CARB Diesel Los Angeles, California 100 mbpd 16.4 complexity Key products: CARB Gasoline & CARB Diesel Calgary Office Tesoro System Highlights 7 Refineries 663,000 bpd total crude capacity 9.7 complexity Retail network of approximately 860 sites Over 6,000 Employees

Forward Looking Statements This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, projections of refining margins, debt reduction, cash flows and capital expenditures. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "should", "will" and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation.